U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 6, 2010

APOLLO CAPITAL GROUP, INC.

(Exact Name of registrant as specified in its Charter)

Florida	333-153495	22-3962092
State of Incorporation	Commission File No.	I.R.S. Employer
Identification No.

20900 N.E. 30th Ave., 8th Floor, Aventura, FL	33180
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, (786) 871-4858

(Registrant’s former name and address)

Apollo Entertainment Group, Inc.

150 East Angeleno, Ste.1426, Burbank, CA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01

Other Events

On January 6, 2010, Alpha Music Mfg. Corp., a wholly owned subsidiary of Apollo Capital Group, Inc., filed a registration statement on Form S-1 whereby Alpha Music Mfg. Corp. will be “spun off” to the Apollo Capital Group, Inc. shareholders (f/k/a Apollo Entertainment Group, Inc.) as of the October 18, 2009 record date.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO ENTERTAINMENT GROUP, INC.

Dated: February 3, 2010

/s/ Sigfried Klein

By: Sigfried Klein

Title: President